SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2003

                            HUDSON TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          NEW YORK                       1-13412                  13-3641539
(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

275 North Middletown Road, Pearl River, New York                    10965
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (845) 735-6000

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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

Item 5. Other Events and Regulation FD Disclosure

            The unaudited condensed consolidated pro forma balance sheet of the registrant as of November 30, 2003 presented below in this Item 5 is being filed by the registrant solely to demonstrate to The Nasdaq Stock Market, Inc. its compliance with the stockholders' equity quantitative maintenance criteria for the inclusion of its common stock on the Nasdaq National Market as set forth in Marketplace Rule 4310 (c)(2)(B). The unaudited condensed consolidated pro forma balance sheet has been prepared to reflect the issuance by the registrant of 3,833,300 shares of its common stock as a result of the consummation of its public offering of common stock on December 19, 2003 as well as the conversion of certain outstanding debt of the registrant to equity resulting in an increase in the registrant's stockholders' equity of approximately $3,430,000. The unaudited condensed consolidated pro forma balance sheet is presented for illustration purposes only in accordance with the assumptions set forth below. The unaudited condensed consolidated pro forma balance sheet presented below has been prepared internally by the registrant's management and has not been reviewed by registrant's auditors and are therefore subject to change. In addition, the condensed consolidated pro forma balance sheet may not necessarily include all adjustments that may be necessary to present fairly the financial position of the registrant for the period presented.


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

                            Hudson Technologies, Inc.
                                Pro Forma Balance
                                November 30, 2003
                                   (unaudited)
                                ($ in Thousands)

                                                                                             Pro Forma       Pro Forma
                                                                  Nov. 30, 2003             Adjustments    Nov. 30, 2003
Current assets:
                         Cash and cash equivalents                   $    164         2       $ 1,341        $  1,505
                         Trade accounts receivable                      2,005                                   2,005
                         Inventories                                    2,727                                   2,727
                         Prepaid expenses and other                       268                                     268
                                                                     --------                                --------
                         Total current assets                           5,164                                   6,505
                                                                     --------                                --------

Property and equipment, less depreciation                               2,191                                   2,191
Intangibles, less amortization                                             24                                      24
Other assets                                                              497         1           138             110
                                                                     --------                                --------
                                                                                      2          (525)
                                                                                              -------
   Total assets                                                      $  7,876                 $   954        $  8,830
                                                                     --------                 -------        --------

Liabilities and Stockholders' Equity
Current liabilities:
                         Accounts payable and accrued expenses       $  4,344         1       $   149        $  4,075
                                                                                      2          (418)
                         Short-term debt including current
                         portion of Long Term debt                      1,547                      --           1,547
                                                                     --------                 -------        --------
                         Total current liabilities                      5,891                    (269)          5,622
Long-term Subordinated Notes - related parties                          2,029         1           205              --
                                                                                      2        (2,234)
Long-term debt, less current maturities                                   370                      --             370
                                                                     --------                 -------        --------
   Total liabilities                                                    8,290                  (2,298)          5,992
                                                                     --------                 -------        --------

Stockholders' equity
   Preferred stock                                                     12,509                                  12,509
   Common stock                                                            52         2            38              90
   Additional paid-in capital                                          19,270         2         3,430          22,700
   Retained earnings                                                  (32,245)        1          (216)        (32,461)
                                                                     --------                 -------        --------
     Total stockholders' equity                                          (414)                  3,252           2,838
                                                                     --------                 -------        --------
        Total liabilities and stockholders' equity                   $  7,876                 $   954        $  8,830
                                                                     --------                 -------        --------

----------
(1) To record additional, offering, interest and original issue discount expenses of $138, $11, and $205, respectively

(2)   To record net proceeds of capital raise as follows:


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

Gross Proceeds:

Contribution to equity of vendor payables and accrued interest on
related party debt of $255 and $163, respectively                       $   418
Conversion of related party debt to equity                                2,234
Cash proceeds from sale of securities                                     1,341
                                                                        -------
                       Gross capital raise                                3,993
Offering expenses                                                          (525)
                                                                        -------
                       Net capital raise                                  3,468
                                                                        =======
Issuance of 3,833,300 shares of Common stock                                 38
Net contribution to additional paid in capital                            3,430
                                                                        -------
                                                                        $ 3,468
                                                                        -------

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HUDSON TECHNOLOGIES, INC.
                                (Registrant)


                                By: Stephen P. Mandracchia
                                    ----------------------
                                Stephen P. Mandracchia
                                Vice President, Secretary

Date: December 29, 2003


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